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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported) April 21, 2000




                              AgriBioTech, Inc.

               (Exact name of issuer as specified in its charter)

           Nevada                      0-19352                  85-0325742
 (State or other jurisdiction of     (Commission           (I.R.S. Employer
  incorporation or organization)      File Number)          Identification No.)


              120 Corporate Park Drive, Henderson, Nevada (89014)
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (702)566-2440

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Item 5. Other Events

On March 29, 2000, the Registrant , Las Vegas Fertilizer Co., Inc., filed its Monthly Operating Report for the period ended February 29, 2000 with the U.S. Bankruptcy Court for the Southern District of Nevada. A copy of the Monthly Operating Report is being filed as an exhibit hereto. The original February Monthly Operating Report and Exhibits A can be seen at the website of the Nevada Bankruptcy Court at www.nvb.uscourts.gov under case number 00-10533lbr in document number 812 using the RACER case search system.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits.

           99.1 Monthly Operating Report of Las Vegas Fertilizer Co., Inc. for the period ended February 29, 2000, as filed with the U.S. Bankruptcy Court for the Southern District of Nevada.



                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  April 21, 2000
                                             AGRIBIOTECH, INC.


                                             By: /s/ William A. Brandt, Jr.
                                                 ----------------
                                                 William A. Brandt, Jr.
                                                 Responsible Natural Person